UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2019

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
Approval of the Amendment and Restatement of the 2010 Incentive Award Plan
The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, an increase in the number of shares of common stock reserved for issuance pursuant to awards granted under the Company’s 2010 Incentive Award Plan (the “2010 Plan”) from 24,450,000 to 28,450,000 (the “Award Pool Increase”) and an extension of the term of the 2010 Plan to 2029 (the “Extension of Term”). At the Company’s Annual Meeting of Stockholders held on April 25, 2019 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the 2010 Plan including the Award Pool Increase and the Extension of Term. The foregoing description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the text of the amended and restated 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which is described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 8, 2019:
Proposal No. 1: To elect nine members to the Board to serve a one-year term expiring at the 2020 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Craig H. Barratt, Ph.D.	92,045,342	1,344,913	55,419	10,870,998
Gary S. Guthart, Ph.D.	93,091,089	297,341	57,244	10,870,998
Amal M. Johnson	91,119,999	2,273,022	52,653	10,870,998
Don R. Kania, Ph.D.	93,293,578	95,860	56,236	10,870,998
Keith R. Leonard, Jr.	65,248,768	28,132,262	64,644	10,870,998
Alan J. Levy, Ph.D.	90,298,893	3,083,916	62,865	10,870,998
Jami Dover Nachtsheim	92,121,986	1,272,416	51,272	10,870,998
Mark J. Rubash	91,881,435	1,507,342	56,897	10,870,998
Lonnie M. Smith	91,941,140	1,444,947	59,587	10,870,998
Each of the nominees nominated in Proposal No. 1 was elected.
Proposal No. 2: To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-votes
89,049,915	4,289,989	105,770	10,870,998
Proposal No. 2 was approved on an advisory basis.
Proposal No. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
103,607,884	396,392	312,396
Proposal No. 3 was approved.

Proposal No. 4: To approve the amendment and restatement of the 2010 Plan:

For	Against	Abstain	Broker Non-votes
86,199,228	7,106,483	139,963	10,870,998
Proposal No. 4 was approved.
Proposal No. 5: To consider and vote upon a stockholder proposal regarding elimination of supermajority voting provisions:

For	Against	Abstain	Broker Non-votes
64,161,878	29,000,523	283,273	10,870,998
Proposal No. 5 was approved.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 26, 2019	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Executive Vice President and Chief Financial Officer